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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)    April 15, 2002
                                                    ----------------------------

                       Capital One Auto Receivables, LLC
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

          333-54736-03                             31-1750007
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    (Commission File Number)   (Registrant's I.R.S. Employer Identification No.)


    2980 Fairview Park Drive, Falls Church, Virginia            22042
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       (Address of Principal Executive Offices)              (Zip Code)

                                 (703) 875-1000
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                  (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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            (Former Name or Former Address, if Changed Since Last Report)



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Item 5. Other Events.

     Filing of Certain Materials pursuant to Rule 424(b)(5) under the Securities Act of 1933, concurrently with, or subsequent to, the filings of this Current Report on Form 8-K, the Registrant is filing a preliminary prospectus supplement (the "Prospectus Supplement") and a prospectus (the "Prospectus") with the Commission relating to its issuance of Class A-1 Asset Backed Notes, Class A-2 Asset Backed Notes, Class A-3 Asset Backed Notes and Class A-4 Asset Backed Notes (the "Notes") by Capital One Auto Finance Trust 2002-A.

     In connection with the issuance of the Notes, the Registrant is filing herewith the consent of PricewaterhouseCoopers LLP ("PwC") to the use of their name and the incorporation by reference of their report in the Registration Statement of the Registrant (Registration No. 333-54736) and in the Prospectus Supplement referred to above related to the issuance of the Notes. The consent of PwC is attached hereto as Exhibit 23.1.

Incorporation of Certain Documents by Reference

     The consolidated balance sheets of MBIA Insurance Corporation and Subsidiaries as of December 31, 2000 and December 31, 1999 and the related consolidated statements of income, changes in shareholder's equity, and cash flows for each of the three years in the period ended December 31, 2000, incorporated by reference in the Prospectus Supplement, have been incorporated by reference in reliance on the PwC, independent accountants, given on the authority of that firm as experts in accounting and auditing.

     Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated April 13, 2002 and the Prospectus Supplement dated April 13, 2002 of the Registrant related to the Notes issued by Capital One Auto Finance Trust 2002-A.

Item 7. Financial Statements and Exhibits.

        (a)  Not applicable.

        (b)  Not applicable.

        (c)  Exhibits.


Exhibit
  No.            Document Description
-------          --------------------
23.1             Consent of PwC



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 15, 2002                            CAPITAL ONE AUTO RECEIVABLES, LLC


                                          By: /s/ Jeffery Elswick
                                             ----------------------------------
                                          Name:  Jeffery Elswick
                                          Title: Manager of Securitization




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